UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 15, 2004
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


          1-11250                                 05-0450121
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 (Commission file number)                (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-392-1000
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Item 12.        Results of Operations and Financial Condition.
                --------------------------------------------------

               This Report incorporates by reference: (a) the press release issued by GTECH on April 15, 2004 respecting GTECH's fiscal 2004 fourth quarter and year results, which is attached as Exhibit 99(a) hereto, (b) the scripts for GTECH's fiscal 2004 fourth quarter and year earnings conference call held on April 15, 2004, which are attached as Exhibit 99(b) hereto; and (c) the slide presentation accompanying GTECH's fiscal 2004 fourth quarter conference call held on April 15, 2004, which is attached as Exhibit 99(c) hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GTECH HOLDINGS CORPORATION


                                By: /s/ Michael K. Prescott
                                   ---------------------------------------
                                    Michael K. Prescott
                                    Vice President and Deputy General Counsel

Dated:  April 15, 2004

                                  Exhibit Index

Exhibit Number                                Description
----------------------                        --------------

Exhibit 99(a)                                 Press Release dated April 15, 2004

Exhibit 99(b)                                 April 15, 2004 Earnings Conference
                                              Call Scripts

Exhibit 99(c)                                 April 15, 2004 Earnings Conference
                                              Call Slide Presentation